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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 1997 included in ProSource Inc.'s Annual Report on Form 10-K for the year ended December 28, 1996 and to all references to our Firm included in this Registration Statement on Form S-8.





                                                  /s/ KPMG PEAT MARWICK LLP
                                                      ---------------------
                                                      KPMG Peat Marwick LLP
Miami, Florida
September 30, 1997


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